Exhibit 10.3.1
                                 HANS W. BIENER
                                SUPPLYCONSULT GbR
                                Karolinenplatz 5a
                             80333 Munchen, Germany

           Telephone: (+49) 178-7577784, Facsimile: (+49) 8091-561044
                          E-mail: hw.b@supplyconsult.de



                                                                October 19, 2005

Mr. Klaus Eckhof
Aurora Gold Corporation
30 Ledgar Road,
Balcatta, Western Australia
6021 Australia

Dear Mr. Eckhof,

Re: Assignment of the 100 percent interest in OURO MIL Memorandum of Understanding held in trust for Aurora Gold Corporation


This letter will acknowledge that I, Hans W. Biener, on behalf of SupplyConsult GbR, am holding in trust for the exclusive benefit of Aurora Gold Corporation, a Delaware corporation, a 100 percent interest in the OURO MIL Memorandum of Understanding dated October 18, 2005.

The Ouro Mil Memorandum of Understanding covers mineral rights registered in the name of Cidines da Silva Batista and is located in the region of Gleba Surubim, known as Garimpo Ouro Mil, in the Municipality of Itaituba, state of Para, under the Process DNPM number 850415/2004.

I irrevocably transfer the 100 percent interest in the OURO MIL Memorandum of Understanding to Aurora Gold Corporation without further consideration.


Yours  truly,

/s/ "Hans W Biener"
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SUPPLYCONSULT GbR
Hans W. Biener